AMENDMENT

            dated as ofJuly 31, 1997

            to the

            POOLING AND SERVICING
            AGREEMENT

            dated as of August 1,1994

            and the

            SERIES 1994-A SUPPLEMENT

            dated as of August10,1994,

            each between

            THE PRUDENTIAL BANK AND TRUST
            COMPANY, Seller and Servicer,

            and

            BANKERS TRUST COMPANY,Trustee